As filed with the Securities and Exchange Commission on July 15th 1997

                                                      Registration No.
                                                                      --------
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                   FORM S-8

                             REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933
                           -----------------------

                        TEXAS INSTRUMENTS INCORPORATED
            (Exact name of Registrant as specified in its charter)

               Delaware                         75-0289970
      (State or other jurisdiction of           (I.R.S. Employer
       incorporation or organization)           Identification No.)

                        13500 North Central Expressway
                                P.O. Box 655474
                           Dallas, Texas  75265-5474
          (Address of principal executive offices including zip code)
                           -----------------------

                  TEXAS INSTRUMENTS LONG-TERM INCENTIVE PLAN
                           (Full title of the plans)
                           -----------------------

                              Richard J. Agnich,
             Senior Vice President, Secretary and General Counsel
                        Texas Instruments Incorporated
                        13500 North Central Expressway
                                P.O. Box 655474
                           Dallas, Texas  75265-5474
                    (Name and address of agent for service)

                                 (972)995-2551
        (Telephone number, including area code, of agent for service)
                            ----------------------

                               CALCULATION OF REGISTRATION FEE
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
                                              Proposed    Proposed
                                               maximum     maximum
                                  Amount      offering    aggregate     Amount of
  Title of securities              to be      price per    offering    registration
   to be registered             registered     share*       price*         fee*
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Common Stock ($1 par value)      350,000     $90.3125     $31,609,375   $9,578.60
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*Computed on the basis of the average of the high and low prices for Common
Stock on July 8, 1997, which is used as the estimated offering price solely for the purpose of determining the registration fee in accordance with Rule
457 under the Securities Act of 1933.
------------------------------------------------------------------------------------


The contents of the Company's previously filed Registration Statement on Form S-8, File No. 33-61154, covering shares of Texas Instruments Incorporated common stock, par value $1.00, issuable under the Texas Instruments Long-Term Incentive Plan, is hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 15th day of July, 1997.

                                          TEXAS INSTRUMENTS INCORPORATED
                                          (Registrant)


                                          By:/s/ WILLIAM A. AYLESWORTH
                                             ---------------------------------
                                              William A. Aylesworth
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 15th day of July, 1997.


              Signature                                   Title
------------------------------------        ---------------------------------

          *JAMES R. ADAMS
------------------------------------             Chairman of the Board;
           James R. Adams                               Director

          *DAVID L. BOREN
------------------------------------                    Director
           David L. Boren

         *JAMES B. BUSEY IV
------------------------------------                    Director
          James B. Busey IV

        *THOMAS J. ENGIBOUS
------------------------------------           President; Chief Executive
         Thomas J. Engibous                         Officer; Director


------------------------------------                    Director
       Gerald W. Fronterhouse


------------------------------------                    Director
           David R. Goode

         *WAYNE R. SANDERS
------------------------------------                    Director
          Wayne R. Sanders

         *GLORIA M. SHATTO
------------------------------------                    Director
          Gloria M. Shatto

         *WILLIAM P. WEBER
------------------------------------             Vice Chairman; Director
          William P. Weber

        *CLAYTON K. YEUTTER
------------------------------------                    Director
         Clayton K. Yeutter

       /s/ WILLIAM A. AYLESWORTH
------------------------------------        Senior Vice President; Treasurer;
        William A. Aylesworth                    Chief Financial Officer;
                                                 Chief Accounting Officer


*By: /s/ WILLIAM A. AYLESWORTH
    --------------------------------
         William A. Aylesworth
           Attorney-in-fact

INDEX TO EXHIBITS

Exhibit
Number                       Exhibit
-------                      -------

4 Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996).

5        Opinion of Richard J. Agnich, Esq.

23(a)    Consent of Independent Auditors.

23(b)    Consent of Richard J. Agnich, Esq. (included in Exhibit 5).

24       Powers of Attorney for the Directors of the Company.